                                                                 Exhibit 10.77.4

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 2nd day of November, 1998, and entered into among Interstate FiberNet, Inc., a Delaware corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), and NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Lenders and the Administrative Lender entered into a First Amended and Restated Credit Agreement, dated February 24, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Administrative Lender and the Borrower have agreed to amend the Credit Agreement upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

     SECTION 1.

     (a) Definitions, in general.  Unless specifically defined or redefined
         -----------------------
below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b) Definition of 1998 Senior Notes.  The definition of "1998 Senior Notes"
         -------------------------------
on page 15 of the Credit Agreement is restated in its entirety as follows:

                "1998 Senior Notes" means those certain $160,000,000 8 7/8% senior notes due March 1, 2008 evidencing unsecured indebtedness issued by the Parent in March of 1998, in accordance with the terms of Section 8.02(c) hereof, as exchanged pursuant to that Offer to Exchange all outstanding 8 7/8% Senior Notes due March 1, 2008 for registered 8 7/8% Senior Notes Due March 1, 2008.

     (c) Definition of 1998 9 3/4% Senior Notes.  The definition of "1998 9 3/4%
         --------------------------------------
Senior Notes" is added on page 15 of the Credit Agreement as follows:

          "1998 9 3/4% Senior Notes" means those certain senior notes due 2008 evidencing unsecured indebtedness issued by the Parent in November of 1998, in accordance with the terms of Section 8.02(c) hereof.

     (d) Definition of 1998 9 3/4% Senior Note Indenture.  The definition of
         -----------------------------------------------
"1998 9 3/4% Senior Note Indenture" is added on page 15 of the Credit Agreement as follows:

              "1998 9 3/4% Senior Note Indenture" means the indenture dated as of November 5, 1998 between the Parent, as issuer, and United States Trust Company of New York, as Trustee.

     (e) Definition of Optional Redemption Rights.  The definition of "Optional
         ----------------------------------------
Redemption Rights" on page 16 of the Credit Agreement is restated in its entirety as follows:

              "Optional Redemption Rights" means the option of the Parent to redeem not more than (i) 35% of the outstanding 1997 Senior Notes for an amount not to exceed 111% of the principal amount being redeemed,
         (ii) 35% of the outstanding 1998 Senior Notes for an amount not to exceed 108.875% of the principal amount being redeemed, and (iii) 35% of the outstanding 1998 9 3/4% Senior Notes for an amount not to exceed 109.750% of the principal amount being redeemed, as permitted only if in accordance with the terms of Section 8.07(h) hereof.

     SECTION 2.  Section 2.05(c).  Section 2.05(c) on page 25 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

              (c) Public or Private Issuance of Debt. To the extent that the Parent, the Borrower or any of its Subsidiaries consummates any public or private issuance of Debt (this provision in and of itself not constituting permission to do so), then the Parent, the Borrower and its Subsidiaries shall immediately use 50% of the net proceeds of any such transaction in excess of $285,000,000 (excluding the 1997 Senior Notes but including the 1998 Senior Notes and the 1998 9 3/4% Senior Notes) to repay the obligations under the Revolving Loan.

     SECTION 3.    Section 8.2.  Section 8.02 on page 59 of the Credit Agreement
                   -----------
is hereby amended and restated in its entirety to read as follows:

              8.02. Debt for Borrowed Money. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Debt for Borrowed Money, except:

                    (a) with respect to the Parent, the Borrower and its Subsidiaries, Debt for Borrowed Money under the Loan Papers;

                    (b) with respect to the Parent, the Borrower and its Subsidiaries, Debt for Borrowed Money in existence on the Closing Date described on Schedule 8.02 hereto and not otherwise permitted pursuant
                       -------------
          to this Section 8.02 in the principal amounts and as such Debt for Borrowed Money exists as of the Closing Date;

                    (c) with respect to the Parent (i) up to $125,000,000 in 1998 9 3/4% Senior Notes; (ii) the 1998 Senior Notes in an amount not more than $160,000,000 and due in 2008, on other terms and conditions acceptable to the Administrative Agent and (iii) the 1991 Senior Notes;

                    (d) provided that no Default or Event of Default exists or would result from the incurrence thereof, with respect to the Borrower and the wholly owned Subsidiaries of the Borrower, Debt owed to each other; and

                    (e) provided that no Default or Event of Default exists or would result from the incurrence thereof, Debt constituting Capital Leases or purchase money Debt in an aggregate amount over the term of this Agreement not to exceed $5,000,000, incurred by the Borrower or any Subsidiary in connection with any acquisition permitted to be made in accordance with the terms of Section 8.05(b) hereof.

     SECTION 4.  Sections 8.07(b) and (c).  Sections 8 07(b) and (c) on pages 62
                 ------------------------
and 63 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                   (b)  so long as

                             (i) there exists no Default or Event of Default
                    both before and after giving effect to any such Restricted Payment (except an Event of Default under Section 9.01(b) hereof), and

                             (ii) with respect to any such distribution relating
                    to the 1997 Senior Notes, the date any such Distribution is made is the later of (A) June 30, 2000 and (B) such time as the balance of the Interest Reserve Escrow Account is zero,

          then the Borrower may declare, make and pay Restricted Payments constituting Dividends to the Parent in an amount not to exceed the scheduled cash interest due and payable on the outstanding 1997 Senior Notes, the 1998 Senior Notes, and the 1998 9 3/4% Senior Notes, and

                   (c) So long as each of the following is true:  (i) the
               Borrower has been unable to make a Restricted Payment constituting a dividend to the Parent pursuant to Section 8.07(b)(i) above for more than 180 consecutive days, and (ii) there exists at such time no Default or Event of Default under any of Section 9.01(a), Section 9.01(f) with respect to the Parent, the Borrower or any Significant Subsidiary, or Section 9.01(u) hereof, and (iii) the Lenders or the Administrative Lender have not exercised their rights under Section 9.02(a) hereof, and (iv) the date of such Restricted Payment is prior to the Maturity Date, then the Borrower may declare, make and pay Restricted Payments constituting Dividends to the Parent in an amount not to exceed the scheduled cash interest due and payable on the outstanding 1998 Senior Notes and 1998 9 3/4% Senior Notes, and

     SECTION 5.  Section 8.07(f).  Section 8.07(f) on page 63 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

               (f) The Parent may make payments of scheduled cash interest on
          (i) the outstanding 1997 Senior Notes (A) to the extent such payments are made from funds in the Interest Reserve Escrow Account, (B) to the extent the Parent receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b), (c) and (d) hereof, and (C) to the extent it receives funds from sources other than the Borrower and its Subsidiaries, (ii) the outstanding 1998 Senior Notes to the extent the Parent (A) receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b) and (c) hereof, and (B) receives funds from sources over than the Borrower and its Subsidiaries, and (iii) the outstanding 1998 9 3/4% Senior Notes to the extent the Parent (A) receives permitted Distributions from the Borrower for such purpose in accordance with the terms of Sections 8.07(b) and (c) hereof, and (B) receives funds from sources other than the Borrower and its Subsidiaries, and

     SECTION 6.  Section 8.07(h).  Section 8.07(h) on page 64 of the Credit
                 ---------------
Agreement is hereby amended and restated in its entirety to read as follows:

               (h) So long as there exists no Default or Event of Default both before and after giving effect to any such Restricted Payment, the Parent may exercise its Optional Redemption Rights for a redemption price (including charges, accrued interest, expenses and penalties) in the aggregate not in excess of $195,153,437, and

     SECTION 7.  Section 8.13.  Section 8.13 on page 65 of the Credit Agreement
                 ------------
is hereby amended and restated in its entirety to read as follows:

               8.13. Limitation on Restrictive Agreements. Except those written agreements entered into in connection with the 1997 Senior Notes, the 1998 Senior Notes and the 1998 9 3/4% Senior Notes and in effect on the Effective Date, the Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to, enter into any indenture, agreement, instrument, financing document or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon: (a) the incurrence of indebtedness, (b) the granting of Liens, (c) the making or granting of Guarantees, (d) the payment of dividends or Distributions, (e) the purchase, redemption or retirement of any Capital Stock, (f) the making of loans or advances,
          (g) transfers or sales of property or assets (including Capital Stock) by the Parent, the Borrower or any of its Subsidiaries, (h) the making of Investments, or (h) any change of control or management.

     SECTION 8.  Conditions Precedent.  This First Amendment shall not be
                 --------------------
effective until the Administrative Lender shall have received executed signature pages from the Borrower, the Administrative Lender and Majority Lenders.

     SECTION 9.  Representations and Warranties.  The Borrower represents and
                 ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this First Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

     SECTION 10.  Entire Agreement; Ratification.  THE CREDIT AGREEMENT AND THE
                  ------------------------------
OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

     SECTION 11.  Counterparts.  This First Amendment may be executed in any
                  ------------
number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 12.  GOVERNING LAW.  THIS FIRST AMENDMENT AND ALL OTHER LOAN PAPERS
                  -------------
SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA, WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

===============================================================================
            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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                                      -6-

          IN WITNESS WHEREOF, this First Amendment to the Credit Agreement is executed as of the date first set forth above.

THE BORROWER:

                              INTERSTATE FIBERNET, INC.


                              /s/Douglas A. Shumate
                              ---------------------------------------------
                              By:   Douglas A. Shumate
                              Its:  Senior Vice President - Chief Financial
                                    Officer

ADMINISTRATIVE LENDER:

                              NATIONSBANK, N.A., as Administrative Lender


                              /s/Pamela S. Kurtzman
                              ---------------------------------------------
                              By:   Pamela S. Kurtzman
                              Its:  Vice President

LENDERS:

                              NATIONSBANK, N.A., individually as a Lender


                              /s/Pamela S. Kurtzman
                              ---------------------------------------------
                              By:   Pamela S. Kurtzman
                              Its:  Vice President

                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.


                              /s/Carl G. Drake
                              ---------------------------------------------
                              By:   Carl G. Drake
                              Its:  Vice President



                              /s/Robert M. Biringer
                              ---------------------------------------------
                              By:   Robert M. Biringer
                              Its:  Executive Vice President

                              CORESTATES BANK, N.A.


                              /s/Jim F. Redman
                              ---------------------------------------------
                              By:   Jim F. Redman
                              Its:  Senior Vice President

                              REGIONS BANK


                              /s/Steve Morgan
                              ---------------------------------------------
                              By:   Steve Morgan
                              Its:  President & CEO